UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2017

THE CHRON ORGANIZATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55771	20-8881686
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5851 Legacy Circle, Suite 600

Plano, Texas 75024

(Address of principal executive offices) (zip code)

(972) 900-2870

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement

Greentree Financial Financing

On August 1, 2017, the Company entered into a Financial Advisory Agreement with Greentree Financial Group, Inc. (“Greentree”) whereby Greentree agreed to provide financial advisory services to the Company including reviewing target company acquisitions and due diligence, financial review, assistance with consolidated accounting for acquisitions and perform such other work as requested by the Company. The Company agreed to pay Greentree the sum of $25,000 for such services by issuing Greentree a Convertible Promissory Note in the principal amount of $25,000 due July 31, 2018 (the “Advisory Note”). The Advisory Note bears interest rate of eight percent (8%) per annum and is due on July 31, 2018. The Advisory Note may be prepaid in whole or in part at any time prior to the maturity date with a penalty of 10% of the sum of the outstanding principal and interest provided that the Company shall provide the holder with 15 days prior written notice of its intent to prepay. Holder shall have the option to elect to convert at any time prior to prepayment. The Holder has the right, at any time, to convert all or a portion of the note into shares of common stock of the Company at the conversion price. The per share conversion price is equal to the lowest per share trading price for the 20-day trading period prior to the conversion date multiplied by sixty-percent (60%); however, the conversion price shall not be less than $0.001. The 10% OID Notes are not convertible to the extent that (a) the number of shares of our common stock beneficially owned by the holder and (b) the number of shares of our common stock issuable upon conversion of the Advisory Note or otherwise would result in the beneficial ownership by holder of more than 4.9% of the Company’s then outstanding common stock. This ownership limitation can be increased or decreased by the holder upon 61 days notice to the Company. Further, the holder of the Advisory Note may not convert the note if such conversion would cause the holder’s beneficial ownership of the Company’s outstanding common stock to exceed 9.9%. In addition, the Company agreed to reimburse the Holder’s non-accountable legal fees and certificate processing cost by adding $1,500 to the principal amount of each conversion but in no event shall the total conversion costs exceed $10,000.

On August 1, 2017 (the “Original Issue Date”) the Company entered into and closed on the transaction set forth in the Loan Agreement (the “Greentree Loan Agreement”) it entered into with Greentree for the sale of the Company’s 10% original issue discount convertible notes in the aggregate principal amount of $425,000 and warrants to purchase 4,250,000 shares of the Company’s common stock at an exercise price of $0.035 per share. Pursuant to the Greentree Loan Agreement, the Company issued to Greentree upon closing for a purchase price of $67,500: (i) 10% Original Issue Discount 8% Convertible Note (the “Greentree 10% OID Notes”) in the principal amount of $75,000 (the “Note”); and (ii) warrants (the “Warrants”) to purchase 4,250,000 shares of the Company’s common stock at an exercise price of $0.035 per share (subject to adjustments under certain conditions as defined in the Warrants). The Greentree Loan Agreement provides that Greentree shall purchase, subject to its approval in its sole discretion, an additional 10% OID Note in the principal amount of $100,000 upon the effectiveness of this Registration Statement and an additional 10% OID Note in the principal amount of $250,000 upon the Company reaching a sales goal of $1,000,000 in any fiscal quarter. The maturity date of the note is July 31, 2018 and the maturity date of the additional Greentree 10% OID Notes will be 12 months from the date of such note. The Company agreed to pay Greentree $2,000 at closing for Greentree’s legal document preparation and requires the Company to satisfy the current public information requirements under SEC Rule 144(c), among other things. The holder of the Greentree 10% OID Notes has the right, at any time, to convert all or a portion of the principal amount of the note into shares of common stock of the Company at the conversion price. The per share conversion price is the lowest per share trading price for the 20-day trading period immediately prior to the conversion date multiplied by sixty-percent (60%); however, the conversion shall not be less than $0.001. The Greentree 10% OID Notes may be prepaid at any time, in whole or in part prior to maturity with a penalty or premium equal to 10% of the outstanding principal and interest accrued as of the prepayment date provided that the Company provides the holder of the note 15 days advance written notice of any prepayment. The Greentree 10% OID Notes are not convertible to the extent that (a) the number of shares of our common stock beneficially owned by the holder and (b) the number of shares of our common stock issuable upon conversion of the Greentree 10% OID Notes or otherwise would result in the beneficial ownership by holder of more than 4.9% of the Company’s then outstanding common stock. This ownership limitation can be increased or decreased by the holder upon 61 days notice to the Company. Further, the holder of the Greentree 10% OID Notes may not convert the note if such exercise would cause the holder’s beneficial ownership of the Company’s outstanding common stock to exceed 9.9%. In addition, the Company agreed to reimburse the holder’s non-accountable legal fees and certificate processing costs of $1,500 for each conversion up to a maximum of $10,000.

In further consideration for the Greentree Loan Agreement, the Company issued to Greentree a warrant to purchase 4,250,000 shares of its Common Stock that may be exercised in whole or in part at any time and from time to time until the last calendar day of the month in which the third anniversary of the issuance date occurs. The exercise price of the warrant is $0.035 per share. If the market price of one share of Common Stock is greater than the exercise price, Greentree may elect a cashless exercise pursuant to the terms set forth in the warrant. The exercise price and the number of shares of Common Stock purchasable upon the exercise of the warrant are subject to adjustment upon the occurrence of specific events, including stock dividends, stock splits, combinations and reclassifications of our Common Stock, as well as the issuance of options or other rights to purchase Common Stock at a price less than the exercise price of the warrant. An adjustment in the event of a reverse stock split or other reduction in the authorized Common Stock of the Company shall not exceed a reduction of greater than 1 for 20 regardless of the amount of the reduction of Common Stock of the Company. Subject to applicable laws, the warrant may be transferred at Greentree’s option in compliance with applicable federal and state securities laws. The Greentree Warrant is not exercisable to the extent that (a) the number of shares of our common stock beneficially owned by the holder and (b) the number of shares of our common stock issuable upon exercise of the Greentree Warrant or otherwise would result in the beneficial ownership by holder of more than 4.9% of the Company’s then outstanding common stock. This ownership limitation can be increased or decreased by the holder upon 61 days notice to the Company. Further, the holder of the Greentree Warrant may not exercise the warrant if such exercise would cause the holder’s beneficial ownership of the Company’s outstanding common stock to exceed 9.9%.

The Company also entered into a Registration Rights Agreement with Greentree dated as of August 1, 2017 as required pursuant to the terms of the Greentree Loan Agreement (the “Greentree Registration Rights Agreement”). The Greentree Registration Rights Agreement requires the Company to, among other things, use commercially reasonable efforts to: (1) file a registration statement covering Greentree’s resale of the common stock underlying the Advisory Note, the Greentree 10% OID Notes and the Greentree Warrant within thirty (30) days following the Original Issue Date or (ii) cause the registration statement to become effective within sixty (60) days following the Original Issue Date. If the Company fails to comply with the registration requirements or a registration statement ceases to be effective or fails to be usable for its intended purpose, the Company is obligated to pay Greentree liquidated damages in amount equal to 5% per month on the principal amount of the securities required to be registered.

L&H, Inc. Financing

On the Original Issue Date, the Company entered into and closed on the transaction set forth in the L&H Loan Agreement (the “L&H Loan Agreement”) it entered into with L&H Inc. (“L&H”) for the sale of the Company’s 10% original issue discount convertible notes in the aggregate principal amount of $50,000 and warrants to purchase 500,000 shares of the Company’s common stock at an exercise price of $0.035 per share. Pursuant to the L&H Loan Agreement, the Company issued to L&H upon closing for a purchase price of $22,500: (i) 10% Original Issue Discount 8% Convertible Note (the “L&H 10% OID Notes”) in the principal amount of $25,000 (the “Note”); and (ii) warrants (the “Warrants”) to purchase 500,000 shares of the Company’s common stock at an exercise price of $0.035 per share (subject to adjustments under certain conditions as defined in the Warrants). The L&H Loan Agreement provides that L&H shall purchase, subject to its approval in its sole discretion and an additional 10% OID Note in the principal amount of $25,000 upon the effectiveness of this Registration Statement. The maturity date of the initial 10% OID Note is July 31, 2018 and the maturity date of the additional note will be 12 months from the date of such note. The holder of the L&H 10% OID Notes has the right, at any time, to convert all or a portion of the principal amount of the note into shares of common stock of the Company at the conversion price. The per share conversion price is the lowest per share trading price for the 20-day trading period immediately prior to the conversion date multiplied by sixty-percent (60%); however, the conversion shall not be less than $0.001. The L&H 10% OID Notes may be prepaid at any time, in whole or in part prior to maturity with a penalty or premium equal to 10% of the outstanding principal and interest accrued as of the prepayment date provided that the Company provides the holder of the note 15 days advance written notice of any prepayment. The Company agreed to satisfy the current public information requirements under SEC Rule 144(c), among other things. The L&H 10% OID Notes are not convertible to the extent that (a) the number of shares of our common stock beneficially owned by the holder and (b) the number of shares of our common stock issuable upon conversion of the L&H 10% OID Notes or otherwise would result in the beneficial ownership by holder of more than 4.9% of the Company’s then outstanding common stock. This ownership limitation can be increased or decreased by the holder upon 61 days notice to the Company. Further, the holder of the L&H 10% OID Notes may not convert the note if such conversion would cause the holder’s beneficial ownership of the Company’s outstanding common stock to exceed 9.9%. In addition, the Company agreed to reimburse the holder’s non-accountable legal fees and certificate processing costs of $1,500 for each conversion up to a maximum of $10,000.

Warrants. In further consideration for the L&H Loan Agreement, the Company issued to L&H a warrant to purchase 500,000 shares of its Common Stock that may be exercised in whole or in part at any time and from time to time until the last calendar day of the month in which the third anniversary of the issuance date occurs. The exercise price of the warrant is $0.035 per share. If the market price of one share of Common Stock is greater than the exercise price, L&H may elect a cashless exercise pursuant to the terms set forth in the warrant. The exercise price and the number of shares of Common Stock purchasable upon the exercise of the warrant are subject to adjustment upon the occurrence of specific events, including stock dividends, stock splits, combinations and reclassifications of our Common Stock, as well as the issuance of options or other rights to purchase Common Stock at a price less than the exercise price of the warrant. An adjustment in the event of a reverse stock split or other reduction in the authorized Common Stock of the Company shall not exceed a reduction of greater than 1 for 20 regardless of the amount of the reduction of Common Stock of the Company. Subject to applicable laws, the warrant may be transferred at L&H’s option in compliance with applicable federal and state securities laws. The L&H Warrant is not exercisable to the extent that (a) the number of shares of our common stock beneficially owned by the holder and (b) the number of shares of our common stock issuable upon exercise of the L&H Warrant or otherwise would result in the beneficial ownership by holder of more than 4.9% of the Company’s then outstanding common stock. This ownership limitation can be increased or decreased by the holder upon 61 days notice to the Company. Further, the holder of the L&H Warrant may not exercise the warrant if such exercise would cause the holder’s beneficial ownership of the Company’s outstanding common stock to exceed 9.9%.

Registration Rights Agreement. The Company also entered into a Registration Rights Agreement with L&H dated as of August 1, 2017 as required pursuant to the terms of the L&H Loan Agreement (the “L&H Registration Rights Agreement”). The L&H Registration Rights Agreement requires the Company to, among other things, use commercially reasonable efforts to: (1) file a registration statement covering L&H’s resale of the common stock underlying the L&H 10% OID Notes and the L&H Warrant within thirty (30) days following the Original Issue Date or (ii) cause the registration statement to become effective within sixty (60) days following the Original Issue Date. If the Company fails to comply with the registration requirements or a registration statement ceases to be effective or fails to be usable for its intended purpose, the Company is obligated to pay L&H liquidated damages in amount equal to 5% per month on the principal amount of the securities required to be registered.

2 Plus 2 Loan Financing

On August 1, 2017 (the “Original Issue Date”) the Company entered into and closed on the transaction set forth in the Loan Agreement (the “2 Plus 2 Loan Agreement”) it entered into with 2 Plus 2, LLC (“2 Plus 2”) for the sale of the Company’s 10% original issue discount convertible notes in the aggregate principal amount of $25,000 and warrants to purchase 250,000 shares of the Company’s common stock at an exercise price of $0.035 per share. Pursuant to the 2 Plus 2 Loan Agreement, the Company issued to 2 Plus 2 upon closing for a purchase price of $22,500: (i) 10% Original Issue Discount 8% Convertible Note (the “2 Plus 2 10% OID Notes”) in the principal amount of $25,000 (the “Note”); and (ii) warrants (the “Warrants”) to purchase 250,000 shares of the Company’s common stock at an exercise price of $0.035 per share (subject to adjustments under certain conditions as defined in the Warrants). The 2 Plus 2 Loan Agreement provides that 2 Plus 2 shall purchase, subject to its approval in its sole discretion and an additional 10% OID Note in the principal amount of $25,000 upon the effectiveness of this Registration Statement. The maturity date of the 10% OID Note is July 31, 2018. The holder of the 2 Plus 2 10% OID Notes has the right, at any time, to convert all or a portion of the principal amount of the note into shares of common stock of the Company at the conversion price. The per share conversion price is the lowest per share trading price for the 20-day trading period immediately prior to the conversion date multiplied by sixty-percent (60%); however, the conversion shall not be less than $0.001. The 2 Plus 2 10% OID Notes may be prepaid at any time, in whole or in part prior to maturity with a penalty or premium equal to 10% of the outstanding principal and interest accrued as of the prepayment date provided that the Company provides the holder of the note 15 days advance written notice of any prepayment. The Company agreed to satisfy the current public information requirements under SEC Rule 144(c), among other things. The 2 Plus 2 10% OID Notes are not convertible to the extent that (a) the number of shares of our common stock beneficially owned by the holder and (b) the number of shares of our common stock issuable upon conversion of the 2 Plus 2 10% OID Notes or otherwise would result in the beneficial ownership by holder of more than 4.9% of the Company’s then outstanding common stock. This ownership limitation can be increased or decreased by the holder upon 61 days notice to the Company. Further, the holder of the 2 Plus 2 10% OID Notes may not convert the note if such conversion would cause the holder’s beneficial ownership of the Company’s outstanding common stock to exceed 9.9%. In addition, the Company agreed to reimburse the holder’s non-accountable legal fees and certificate processing costs of $1,500 for each conversion up to a maximum of $10,000.

Warrants. In further consideration for the 2 Plus 2 Loan Agreement, the Company issued to 2 Plus 2 a warrant to purchase 250,000 shares of its Common Stock that may be exercised in whole or in part at any time and from time to time until the last calendar day of the month in which the third anniversary of the issuance date occurs. The exercise price of the warrant is $0.035 per share. If the market price of one share of Common Stock is greater than the exercise price, 2 Plus 2 may elect a cashless exercise pursuant to the terms set forth in the warrant. The exercise price and the number of shares of Common Stock purchasable upon the exercise of the warrant are subject to adjustment upon the occurrence of specific events, including stock dividends, stock splits, combinations and reclassifications of our Common Stock, as well as the issuance of options or other rights to purchase Common Stock at a price less than the exercise price of the warrant. An adjustment in the event of a reverse stock split or other reduction in the authorized Common Stock of the Company shall not exceed a reduction of greater than 1 for 20 regardless of the amount of the reduction of Common Stock of the Company. Subject to applicable laws, the warrant may be transferred at 2 Plus 2’s option in compliance with applicable federal and state securities laws. The 2 Plus 2 Warrant is not exercisable to the extent that (a) the number of shares of our common stock beneficially owned by the holder and (b) the number of shares of our common stock issuable upon exercise of the 2 Plus 2 Warrant or otherwise would result in the beneficial ownership by holder of more than 4.9% of the Company’s then outstanding common stock. This ownership limitation can be increased or decreased by the holder upon 61 days notice to the Company. Further, the holder of the 2 Plus 2 Warrant may not exercise the warrant if such exercise would cause the holder’s beneficial ownership of the Company’s outstanding common stock to exceed 9.9%.

Registration Rights Agreement. The Company also entered into a Registration Rights Agreement with 2 Plus 2 dated as of August 1, 2017 as required pursuant to the terms of the 2 Plus 2 Loan Agreement (the “2 Plus 2 Registration Rights Agreement”). The 2 Plus 2 Registration Rights Agreement requires the Company to, among other things, use commercially reasonable efforts to: (1) file a registration statement covering 2 Plus 2’s resale of the common stock underlying the 2 Plus 2 10% OID Notes and the 2 Plus 2 Warrant within thirty (30) days following the Original Issue Date or (ii) cause the registration statement to become effective within sixty (60) days following the Original Issue Date. If the Company fails to comply with the registration requirements or a registration statement ceases to be effective or fails to be usable for its intended purpose, the Company is obligated to pay 2 Plus 2 liquidated damages in amount equal to 5% per month on the principal amount of the securities required to be registered.

JSJ Investments Financing

Effective as of September 20, 2017, the Company entered into and closed on the transaction set forth in the JSJ Loan Agreement (the “JSJ Loan Agreement”) it entered into with JSJ Investments, Inc. (“JSJ”) for the sale of the Company’s original issue discount 10% convertible note in the principal amount of $110,000. Pursuant to the JSJ Loan Agreement, the Company issued to JSJ upon closing for a purchase price of $105,000: 5% Original Issue Discount 10% Convertible Note (the “JSJ OID Note”) in the principal amount of $110,000 (the “Note). The maturity date of the OID Note is June 20, 2018. The holder of the JSJ OID Note has the right, at any time, to convert all or a portion of the principal amount of the note into shares of common stock of the Company at the conversion price. The per share conversion price is the lowest per share trading price for the 20-day trading period immediately prior to the conversion date multiplied by sixty-percent (60%); however, the conversion shall not be less than $0.0005. The JSJ OID Note may be prepaid at any time, in whole or in part prior to maturity with a penalty or premium equal to 25% up to the 90th day from the issuance date, 30% from the 91st to the 150th day from issuance, and 40% from the 151th day of issuance. The Company agreed to satisfy the current public information requirements under SEC Rule 144(c), among other things. The JSJ OID Note are not convertible to the extent that (a) the number of shares of our common stock beneficially owned by the holder and (b) the number of shares of our common stock issuable upon conversion of the JSJ OID Note or otherwise would result in the beneficial ownership by holder of more than 4.9% of the Company’s then outstanding common stock. This ownership limitation can be increased or decreased by the holder upon 61 days notice to the Company. Further, the holder of the JSJ OID Note may not convert the note if such conversion would cause the holder’s beneficial ownership of the Company’s outstanding common stock to exceed 9.9%.

Vista Capital Investments, LLC Financing

On October 2, 2017 (the “Original Issue Date”) the Company entered into and closed on the transaction set forth in the Loan Agreement (the “Vista Loan Agreement”) it entered into with Vista Capital Investments, LLC (“Vista”) for the sale of the Company’s 20% original issue discount convertible notes in the aggregate principal amount of $220,000 and issue commitment shares in the amount of 3,000,000 restricted common shares in the Company. Pursuant to the Vista Loan Agreement, the Company issued to vista upon closing for a purchase price of $200,000: (i) 20% Original Issue Discount 8% Convertible Note (the “Vista” 20% OID Notes”) in the principal amount of $220,000 (the “Note”); and (ii) security purchase agreement to issue 3,000,000 shares of the Company’s common stock. The maturity date of the 20% OID Note is October 2, 2019. The holder of the Vista 20% OID Notes has the right, at any time, to convert all or a portion of the principal amount of the note into shares of common stock of the Company at the conversion price. The per share conversion price is the lowest per share trading price for the 20-day trading period immediately prior to the conversion date multiplied by sixty-percent (60%); however, the conversion shall not be less than $0.01. The Vista 20% OID Notes may be prepaid at any time, within the 90 day period immediately following the Issuance Date, the Company shall have the option, upon 10 business days’ notice to Holder, to pre-pay the entire remaining outstanding principal amount of this Note in cash, provided that (i) the Company shall pay the Holder 135% of the Outstanding Balance, (ii) such amount must be paid in cash on the next business day following such 10 business day notice period, and (iii) the Holder may still convert the note to the terms at all times until such prepayment amount has been received in full.

The Company agreed to satisfy the current public information requirements under SEC Rule 144(c), among other things. The Vista 20% OID Notes are not convertible to the extent that (a) the number of shares of our common stock beneficially owned by the holder and (b) the number of shares of our common stock issuable upon conversion of the Vista 20% OID Notes or otherwise would result in the beneficial ownership by holder of more than 4.9% of the Company’s then outstanding common stock. This ownership limitation can be increased or decreased by the holder upon 61 days notice to the Company. Further, the holder of the Vista 20% OID Notes may not convert the note if such conversion would cause the holder’s beneficial ownership of the Company’s outstanding common stock to exceed 9.9%.

Registration Rights Agreement. The Company also entered into a Registration Rights Agreement with Vista dated as of October 2, 2017 as required pursuant to the terms of the Vista Loan Agreement (the “Vista Registration Rights Agreement”). The Vista Registration Rights Agreement requires the Company to, among other things, use commercially reasonable efforts to: (1) file a registration statement covering Vista’s resale of the common stock underlying the Vista 20% OID Notes within ninety (90) days following the Original Issue Date. If the Company fails to comply with the registration requirements or a registration statement ceases to be effective or fails to be usable for its intended purpose, the Company is obligated to pay Vista liquidated damages.

The foregoing descriptions of the Greentree Loan Agreement, Advisory Note, Greentree 10% OID Notes, Warrants, Greentree Registration Rights Agreement, L&H Loan Agreement, L&H 10% OID Notes, L&H Registration Rights Agreement, 2 Plus 2 Loan Agreement, 2 Plus 2 10% OID Notes, the 2 Plus 2 Registration Rights Agreement and the JSJ OID Note do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Loan Agreement, the Warrants, Advisory Note, 10% OID Note and Registration Rights Agreement which are attached as Exhibits 10.1, 4.1, 4.2, 4.3 and 10.2 respectively to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation

The information provided in Item 1.01 is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuance of the securities whose information is set forth in Item 1.01 of this Current Report on Form 8-K were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, these investors had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since they agreed to, and will receive, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 9.01 Financials Statements and Exhibits.

Description

4.1	Form of Common Stock Purchase Warrant.

4.2	Advisory Note issued by The Chron Organization, Inc. to Greentree Financial Group, Inc. dated August 1, 2017.

4.3	Form of 10% Convertible Promissory Note.

10.1	Form of Loan Agreement.

10.2	Form of Registration Rights Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHRON ORGANIZATION, INC.

Dated: November 3, 2017	By:	/s/ Alex Rodriguez
Alex Rodriguez
President and Chief Executive Officer